                                                                   EXHIBIT 10.16


              MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE MAY ALLOW
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THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT
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IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.
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        THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (the
"Mortgage") is made effective the 9th day of January, 1991, by BAYOU STEEL CORPORATION, a Delaware corporation, having a notice address at River Road, Post Office Box 5000, La Place, Louisiana 70068, Attention: General Manager, Finance (the "Mortgagor"), in favor of HIBERNIA NATIONAL BANK, having a notice address at Post Office Box 61540, New Orleans, Louisiana 70161 (the "Mortgagee").

        WHEREAS, the Mortgagor is justly indebted to the Mortgagee in the sum of ONE MILLION SIX HUNDRED EIGHTY THOUSAND DOLLARS ($1,680,000.00) with interest thereon, according to the terms of a certain Promissory Note (the "Note") bearing even date herewith, having a final maturity on December 31, 2000.

        NOW, THEREFORE, to secure to the Mortgagee the payment of the aforesaid indebtedness, with interest thereon, the payment of all other moneys required by that certain Loan Agreement (the "Loan Agreement") between the Mortgagor and the Mortgagee bearing even date herewith and the performance of the covenants and agreements herein contained, the Mortgagor does hereby grant, bargain, sell, convey and mortgage unto the Mortgagee and to the Mortgagee's successors and assigns all of the Mortgagor's right, title, interest and estate in, to and under that certain Lease Agreement (the "Ground Lease") between The City of Tulsa-Rogers County Port Authority, an agency of the State of Oklahoma, as lessor and the Mortgagor, as lessee, dated effective April 1, 1989, a memorandum of which Ground Lease is recorded in Book 811 at Page 625 of the records of Rogers County, Oklahoma, covering the real property located in Rogers County, State of Oklahoma, described as follows:

          A TRACT OF LAND THAT IS PART OF THE SE 1/4 OF SECTION-8, T-20-N, R-15-E, ROGERS COUNTY, OKLAHOMA, SAID TRACT OF LAND BEING DESCRIBED AS FOLLOWS, TO-WIT: STARTING AT THE NORTHWEST CORNER OF SAID SECTION-8; THENCE DUE EAST 4261.55'; THENCE DUE SOUTH FOR 3928.19' TO THE "POINT
                                                                          -----
          OF BEGINNING" OF SAID TRACT OF LAND; THENCE S 32-39'-52" E FOR
          ------------
          395.18'; THENCE S 38 DEGREES-28'-00" E FOR 489.10'; THENCE DUE WEST FOR 1497.59'; THENCE DUE NORTH FOR 671.75'; THENCE S 84 DEGREES-18'-30" E FOR 0.00' TO A POINT OF CURVE; THENCE SOUTHEASTERLY, EASTERLY, AND NORTHEASTERLY

          ALONG A CURVE TO THE LEFT, WITH A CENTRAL ANGLE OF 19 DEGREES-31'-30" AND A RADIUS OF 1275.00', FOR 434.49' TO A POINT OF TANGENCY; THENCE N 76 DEGREES-10'-00" E ALONG SAID TANGENCY FOR 222.00' TO A POINT OF CURVE; THENCE NORTHEASTERLY, EASTERLY, AND SOUTHEASTERLY ALONG A CURVE TO THE RIGHT, WITH A CENTRAL ANGLE OF 21-08'-09" AND A RADIUS OF 225.00', FOR 83.00'; THENCE S 79 DEGREES-55'-0" E FOR 254.74' TO THE
          "POINT OF BEGINNING" OF SAID TRACT OF LAND,CONTAINING 20.0023 ACRES;
           ------------------

together with all the tenements, hereditaments and appurtenances thereof including, without implied limitation, all easement rights, rights to use wharf cut areas, access to railroad trackage, connections to water, sanitary sewer and drainage facilities, connections to telephone, electric and gas lines, connections to streets and/or roads and all other rights to ingress, egress and use granted to the Mortgagor by the Ground Lease or otherwise; all buildings and other improvements now or hereafter constructed thereon; all fixtures, equipment, machinery, apparatus and articles of personal property of every kind and character now owned or hereafter acquired by the Mortgagor and now or hereafter located in or used for the operation and maintenance of the aforesaid improvements excluding "Inventory" and "Proceeds" as defined in Exhibit C to the Credit Agreement (as defined in the Loan Agreement); and all general intangibles and goods to become fixtures now owned or hereafter acquired by the Mortgagor and used or useful in the construction, ownership, operation, management or maintenance of the real property and improvements herein described, including, without implied limitation, all leases, rents, royalties, insurance policies and proceeds thereof, escrow accounts, condemnation awards and all future additions to, replacements of, substitutions for and proceeds and products of any of the foregoing items (all of which property is hereafter called the "Collateral"). The above described real estate, appurtenances, improvements and Collateral are hereafter collectively called the "Mortgaged Premises" and are hereby declared to be subject to the lien of this Mortgage as security for the payment of the indebtedness herein described.

        TO HAVE AND TO HOLD the Mortgaged Premises unto the Mortgagee and the Mortgagee's successors and assigns, forever. The Mortgagor covenants that, except for liens permitted by Section 6.4 of the Loan Agreement, the Mortgagor is seized of a leasehold estate in the Mortgaged Premises, that the Mortgagor has a good right to sell, convey and mortgage the same, that the Mortgaged Premises are free and clear of all general and special taxes, liens, charges and encumbrances of every kind and character and that the Mortgagor hereby warrants and will forever defend the title thereto against the claims of all other persons.

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

1.      Payment of Debt. If the Mortgagor pays the indebtedness herein
        ---------------
described and performs all other agreements contained in this Mortgage and the other documents herein described, the Mortgagor will be entitled to request and receive a release of this Mortgage.

2.      Maintenance; Waste.  With respect to the Mortgaged the Mortgagor
        ------------------
agrees: to keep the same in good condition and repair; to pay all general and special taxes, assessments and other charges which might be levied or assessed against the same as they become due and to furnish to the Mortgagee receipts showing payment of any such taxes and assessments, if demanded; to pay all debts for repair or improvements now existing or hereafter arising which might become liens against the Mortgaged Premises; to comply with or cause to be complied with all requirements of any governmental authority relating to the Mortgaged Premises; to promptly repair, restore, replace or rebuild any part of the Mortgaged Premises which might be damaged or destroyed by any casualty whatsoever or which might be affected by any condemnation proceeding or exercise of powers of eminent domain; and to promptly notify the Mortgagee of any damage to the Mortgaged Premises in excess of One Hundred Thousand Dollars ($100,000.00). The Mortgagor further agrees that the Mortgagor will not: commit or suffer to be committed any waste of the Mortgaged Premises: initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction limiting or defining the uses which can be made of the Mortgaged Premises or any part thereof; permit any lien or encumbrance of any kind to accrue or remain against the Mortgaged Premises or any part thereof (whether or not such lien or encumbrance takes precedence over the lien of this Mortgage), except for liens permitted by Section 6.4 of the Loan Agreement.

3.      Insurance.  The Mortgagor agrees to keep the Premises insured for the
        ---------
benefit of the Mortgagee against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke and (when and to the extent insurance against war risks is obtainable from the United States of America or an agency thereof) against war risks, all in amounts approved by the Mortgagee not exceeding 100% of full insurable value, and when and to the extent required by the Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Mortgaged Premises. All insurance herein required shall be in form and companies approved by the Mortgagee. Regardless of the types or amounts of insurance required and approved by the Mortgagee, the Mortgagor will assign to the Mortgagee all policies of insurance which insure against any loss or damage to the Mortgaged Premises and will deliver certificates of insurance for such policies, as Collateral and further security for the payment of the indebtedness secured by this Mortgage, with loss payable to the Mortgagee pursuant to the Oklahoma standard mortgagee clause. If the Mortgagee, by reason of such insurance, receives any money for loss or damage, such amount may, at the option of the Mortgagee, be retained and applied by the Mortgagee toward payment of the indebtedness hereby secured (but only if an Event of Default has occurred and is continuing), or be paid over wholly or in part to the Mortgagor for the repair of said buildings or for the erection of new buildings in their place, or for any other purpose or object satisfactory to the Mortgagee, but the Mortgagee shall not be obligated to see to the proper application of any amount paid over to the Mortgagor. Not less than ten (10) days prior to the expiration dates of each policy of insurance required hereunder, the Mortgagor will deliver to the Mortgagee a renewal policy or policies of insurance accompanied by evidence of premium payment satisfactory to the Mortgagee. In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all the rights of the Mortgagor, including any right to unearned premiums, in and to all policies of insurance assigned or delivered to the Mortgagee pursuant to the provisions of this Mortgage.

4.      Alterations.  No building or other property now hereafter subject to
        -----------
the lien of this Mortgage will be removed, demolished or materially altered without the prior written consent of the Mortgagee, except that the Mortgagor will have the right, without such consent, to remove from time to time such Collateral as becomes worn or obsolete, provided that either: (a) simultaneously with or prior to such removal, any such Collateral is replaced with other Collateral of a value at least equal to that of the replaced Collateral and free from any title retention device, security agreement or other encumbrance, and by such removal or replacement, the Mortgagor will be deemed to have subjected such Collateral to the lien of this Mortgage; or (b) any net cash proceeds received from such disposition is promptly paid to the Mortgagee to be applied to the last installments due on the indebtedness hereby secured, without any charge for prepayment.

5.      Default; Remedies.  On the failure of the Mortgagor to pay any of
        -----------------
the taxes, assessments, debts, liens or other charges as the same become due, except for taxes which are being contested in good faith and for which adequate reserves have been provided, or to insure the Mortgaged Premises or deliver the policies of insurance as herein provided, or to perform any of the Mortgagor's agreements herein contained, the Mortgagee is hereby authorized, at the Mortgagee's option, to insure the Mortgaged Premises, or any part thereof, and pay the costs of such insurance, and to pay such taxes, assessments, debts, liens or other charges, or any part thereof, and to remedy the Mortgagor's failure to perform hereunder and pay the costs associated therewith, and the Mortgagor agrees to refund on demand all sums so paid, with interest thereon at a rate equal to three percent (3%) per annum in excess of the interest rate stated in the Note; and any such sums so paid together with interest thereon will become a part of the indebtedness hereby secured; provided, however, that the retention of a lien hereunder for any sum so paid will not constitute a waiver of subrogation or substitution which the Mortgagee might otherwise have. On the occurrence of an Event of Default under the Loan Agreement, the Mortgagee may either: (a) declare the principal of the Note, all interest accrued thereon and all other sums hereby secured, without deduction and without notice, to be immediately due, and the Mortgagee will be entitled to foreclose this Mortgage by judicial proceeding; or (b) after any notice to the Mortgagor required by the Oklahoma Power of Sale Mortgage Foreclosure Act, declare the principal of the Note, all interest accrued thereon and all other sums hereby secured, without deduction, to be immediately due, and the Mortgagee will be entitled to foreclose this Mortgage by power of sale pursuant to the provisions of the Oklahoma Power of Sale Mortgage Foreclosure Act ("OPSMFA"). The Mortgagor hereby confers on the Mortgagee and grants to the Mortgagee the power to sell the Mortgaged Premises pursuant to the OPSMFA. On default, the Mortgagee will be entitled to exercise all further and additional remedies as might now or hereafter be accorded to the Mortgagee at law or in equity. Whether the Mortgagee elects to foreclose this Mortgage by judicial proceeding or by power of sale, the Mortgagee will, immediately on the occurrence of an Event of Default (as defined in the Loan Agreement), be entitled to the possession of the Mortgaged Premises and the rents and profits thereof, and will be entitled to have a receiver appointed to take possession of the Mortgaged Premises without notice (which notice the Mortgagor hereby waives) and without the obligation of the Mortgagee to demonstrate cause for such appointment of a receiver, notwithstanding anything contained in this Mortgage or any law heretofore or hereafter enacted.

6.   Taxes; Expenses.  The Mortgagor agrees to pay any and all taxes which are
     ---------------
levied or assessed directly or indirectly against the Note, this Mortgage and the indebtedness hereby secured, and further agrees to pay all expenses incurred in connection with the creation of the indebtedness hereby secured, without regard to any law which might be hereafter enacted imposing payment of the whole or any part thereof on the Mortgagee. The additional amounts which might become due hereunder will be regarded as part of the indebtedness secured by this Mortgage. This paragraph will not apply to any amount to be paid under the present Oklahoma real estate mortgage tax which the Mortgagee agrees to pay.

7.   Expenses of Collection.  If, and as often as, this Mortgage or the Note is
     ----------------------
placed in the hands of an attorney for collection, or to protect the priority or validity of this Mortgage, or to prosecute or defend any suit affecting the Mortgaged Premises, or to enforce or defend any of the Mortgagee's rights hereunder, the Mortgagor agrees to pay the Mortgagee's reasonable attorney's fees, together with all court costs or other disbursements relating to the Mortgaged Premises, which sums will be secured hereby.

8.   Appraisement.  Appraisement of the Mortgaged Premises is hereby expressly
     ------------
waived, or not, at the option of the Mortgagee, such option to be exercised at the time judgment is rendered in any judicial foreclosure proceeding, or at any time prior thereto.

9.   Sale in Parcels.  In any sale under this Mortgage by virtue of judicial
     ---------------
proceedings or otherwise, the Mortgaged Premises may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in the Mortgagee's discretion may elect, and the Mortgagor waives any and all rights which the Mortgagor might have to request that the Mortgaged Premises be sold in one parcel or in separate parcels.

10.  Condemnation Awards.  The Mortgagor agrees that if at any time all or any
     -------------------
portion of the Mortgaged Premises is taken under the power of eminent domain or by transfer in lieu thereof, any payment received by reason thereof will be paid directly to the Mortgagee and all or any portion of such award or payment, at the option of the Mortgagee, will be applied to the indebtedness hereby secured in payment of the last maturing installments of the indebtedness or paid over, wholly or in part, to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Premises which might have been altered, damaged or destroyed as a result of any such taking or damage, or for any other purpose or object satisfactory to the Mortgagee; provided that the Mortgagee will not be obligated to see to the application of any amount paid over to the Mortgagor. The Mortgagor immediately on obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Premises, or any portion thereof, will notify the Mortgagee of the pendency of such negotiations or proceedings. The Mortgagee will have the right to participate in any such negotiations or proceedings, and the Mortgagor from time to time will execute and deliver to the Mortgagee all instruments requested by the Mortgagee to permit such participation.

11.  Certificate.  The Mortgagor agrees to certify to the Mortgagee or to any
     -----------
proposed assignee of this Mortgage, the amount of principal and interest then owing on this Mortgage and whether any offsets or defenses exist against the indebtedness hereby secured, within thirty (30) days after the receipt of each such request.

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

12.  Notice.  Every provision for notice contained in this Mortgage will be
     ------
deemed fulfilled by written notice in accordance with the Loan Agreement.

13.  Inspection; Management.  The Mortgagee and any person authorized by the
     ----------------------
Mortgagee will have the right to enter and inspect the Mortgaged Premises at all reasonable times during normal business hours. If, at any time after the occurrence of an Event of Default under the Loan Agreement, the management or maintenance of the Mortgaged Premises is determined by the Mortgagee to be unsatisfactory, the Mortgagor agrees to employ, for the duration of such default, as managing agent of the Mortgaged Premises, a person approved by the Mortgagee.

14.  Payment by Others.  Any payment made in accordance with the terms of this
     -----------------
Mortgage by any person at any time liable for the payment of the whole or any part of the indebtedness now or hereafter secured by this Mortgage, or by any subsequent owner of the Mortgaged Premises, or by any other person whose interest in the Mortgaged Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation or any partner of a partnership or trustee or beneficial owner of a trust which at any time might be liable for such payment or owns or has an interest in the Mortgaged Premises, will be deemed, as between the Mortgagee and all such persons who at any time might be liable as aforesaid or own the Mortgaged Premises, to have been made on behalf of the Mortgagor.

15.    No Waiver.  Any failure by the Mortgagee to insist on the strict
       ---------
performance by the Mortgagor of any of the terms and provisions hereof will not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, will have the right thereafter to insist on the strict performance by the Mortgagor of any and all of the provisions of this Mortgage to be performed by the Mortgagor. Neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the indebtedness now or hereafter secured by this Mortgage will be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Mortgaged Premises and the Mortgagee extending, from time to time, the time of payment or modifying the terms of the Note or this Mortgage without first having obtained the consent of the Mortgagor or such other person, and in the latter event, the Mortgagor and all such other persons will continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien against the Mortgaged Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for such indebtedness and may from time to time extend the time of payment or otherwise modify the terms of the Note and/or this Mortgage without, as to the security for the remainder thereof, in any way impairing or affecting the lien of this Mortgage or the priority of such lien as security for the payment of the indebtedness as it might be so extended or modified, over any subordinate lien. The holder of any subordinate lien will have no right to terminate any lease affecting the Mortgaged Premises whether or not such lease is subordinate to this Mortgage. The Mortgagee may resort for the payment of indebtedness hereby secured to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee might elect from time to time.

16.  Cumulative Remedies.  The rights of the Mortgagee arising under the
     -------------------
provisions of this Mortgage will be separate, distinct and cumulative and no provisions will be in exclusion of any other provision. No act of the Mortgagee will be construed as an election to proceed under any on provision to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

17.  Security Interest.  This Mortgage is intended to constitute a security
     -----------------
agreement and a financing statement (in accordance with 12A Okla. Stat. [1981]
(S) 9-402) with respect to the Collateral and all other property described herein which is not a part of the real property described herein.

     17.1 Assembly of Collateral.  On default hereunder and acceleration of the
          ----------------------
          indebtedness pursuant to the provisions hereof, the Mortgagee may at the Mortgagee's discretion require the Mortgagor to assemble the Collateral and make the Collateral available to the Mortgagee at the Mortgaged Premises which is hereby designated a place reasonably convenient to both parties.

     17.2 Notice of Sale.  The Mortgagee agrees to give the Mortgagor written
          --------------
          notice of the time and place of any public sale of any of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to the Mortgagor at least thirty (30) days before the time of the sale or other disposition, which provisions for notice the Mortgagor agrees are reasonable.

     17.3 Additional Documents.  The Mortgagor will from time to time within ten
          --------------------
          (10) days after request by the Mortgagee, execute, acknowledge and deliver any financing statement, renewal affidavit, certificate, continuation statement, that the Mortgagee might request in order to protect, preserve, continue, extend or maintain the security interest under and the priority of this Mortgage and will, on demand, pay any reasonable expenses incurred by the Mortgagee in the preparation, execution and filing of any such documents.

18.  Impound Accounts.  Following the occurrence of an Event of Default (as
     ----------------
defined in the Loan Agreement), together with and in addition to each installment of principal and interest payable under the terms of the Note, the Mortgagor agrees to pay to the Mortgagee a pro rata portion of the taxes, assessments and insurance premiums next to become due, as estimated by the Mortgagee, so that the Mortgagee will have sufficient funds on hand to pay said taxes, assessments and insurance premiums thirty (30) days before the maturity date thereof. Any deficit in such payments will immediately be paid to the Mortgagee by the Mortgagor. Moneys so held will not bear interest, and on default, will be first applied by the Mortgagee to the payment of taxes, assessments and insurance premiums with any balance remaining to be applied on account of the indebtedness hereby secured. It will be the responsibility of the Mortgagor to furnish the Mortgagee with bills in sufficient time to pay the taxes and assessments before penalty attaches and the insurance premiums before the policies lapse.

19.  Mineral Interests.  The Mortgagor agrees that the making of any oil, gas or
     -----------------
mineral lease or the sale or conveyance of any mineral interest or right to explore for minerals under, through or on the Mortgaged Premises or the commencement of any exploration, drilling or mining activity on any part of the Mortgaged Premises would impair the value of the Mortgaged Premises as security for payment of the indebtedness hereby secured and that the Mortgagor will have no right, power or authority to lease the Mortgaged Premises, or any part thereof, for oil, gas or other mineral exploration, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other mineral exploration, mining or development, without first obtaining from the Mortgagee express written permission, which permission will not be unreasonably withheld and not be valid until recorded. The Mortgagor further agrees that if the Mortgagor makes any such lease or attempts to grant any such mineral rights or if any other party commences any exploration, drilling or mining activity on the Mortgaged Premises without such prior written permission, then the Mortgagee will have the option, without notice, to declare the same to be a default hereunder and to declare the indebtedness hereby secured immediately due. Whether or not the Mortgagee consents to such lease or grant of mineral rights or mining activity, the Mortgagee will receive the entire consideration to be paid to the Mortgagor for such lease or grant of mineral rights or mining activity, with the same to be applied in payment of the indebtedness hereby secured; provided, however, that the acceptance of such consideration will in no way impair the lien of this Mortgage on the entire Mortgaged Premises and all rights therein, including all mineral rights.

20.  Prohibited Acts.  The Mortgagor will not:  (a) sell (including, without
     ---------------
implied limitation, the execution of one or more installment sale contracts or contracts for deed), convey, mortgage or otherwise transfer or encumber all or any part of the Mortgaged Premises, except for transfers due to obsolescence, replacement, repairs, renewals or otherwise in the ordinary course of business; or (b) create or suffer to exist any security interest, chattel mortgage or title retention device covering all or any part of the Collateral. The occurrence of any of the aforesaid events without the Mortgagee's prior written approval will constitute a default hereunder.

21.  Leasehold Mortgage.  The Mortgagor as lessee under the Ground Lease
     ------------------
covenants and agrees as follows:

     21.1 Performance of Ground Lease.  To promptly perform and observe or cause
          ---------------------------
          to be performed and observed all of the terms, covenants and conditions required to be performed and observed by the Mortgagor under the Ground Lease and to do or cause to be done all things necessary to preserve and keep unimpaired the Mortgagor's rights under the Ground Lease; to promptly (in any event within thirty [30] days after the occurrence thereof) notify the Mortgagee of the receipt of any notice from the lessor under the Ground Lease claiming that the Mortgagor is in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by the Mortgagor; to cause a copy of each such notice from such lessor to be promptly delivered to the Mortgagee; to correct or cause to be corrected any such default within the time provided in the Ground Lease for correction thereof by the Mortgagor.

     21.2 Mortgagor's Estate.  In the event the Mortgagor acquires the fee
          ------------------
          simple title or any other estate or interest in the real estate subject to the Ground Lease, such acquisition will not merge the leasehold estate created by the Ground Lease, but such other estate or interest will immediately become subject to the lien of this Mortgage, and the Mortgagor agrees to execute, acknowledge and deliver any instruments which the Mortgagee might reasonably request to accomplish the purposes hereof immediately on the request of the Mortgagee therefor.

     21.3 Option to Cure Default.  On receipt by the Mortgagee from the lessor
          ----------------------
          under the Ground Lease of any notice of default by the Mortgagor thereunder, the Mortgagee may rely thereon and take any such action as the Mortgagee deems necessary or desirable to cure such default, even though the existence of such default or the nature thereof is questioned or denied by the Mortgagor or by any party on behalf of the Mortgagor. The Mortgagor hereby expressly grants to the Mortgagee the absolute and immediate right to enter the premises subject to the Ground Lease or any part thereof to such extent and as often as the Mortgagee in its sole discretion deems necessary or desirable in order to prevent or cure any such default by the Mortgagor.

     21.4 No Modification.  The Mortgagor will not surrender the leasehold
          ---------------
          estate created by the Ground Lease, nor terminate nor cancel the Ground Lease, and the Mortgagor will not, without the express written consent of the Mortgagee, modify, change, supplement, alter or amend the Ground Lease, either orally or in writing, and as security for the payment of the indebtedness hereby secured and for the performance of the covenants herein contained, the Mortgagor hereby assigns to the Mortgagee all of the Mortgagor's rights and privileges as lessee under the Ground Lease to terminate, cancel, modify, change, supplement, alter amend the Ground Lease. Any such termination, cancellation, modification, change, supplement, alteration, amendment of the Ground Lease without the prior written consent thereto by the Mortgagee will be void and of no force and effect. Notwithstanding this Section 21.4, (i) the Mortgagor will have unrestricted rights to negotiate a renewal rent with the landlord under the Ground Lease, and (ii) so long as no Event of Default (as defined in the Loan Agreement) has occurred and is continuing, the Mortgagor may modify the Ground Lease with the Mortgagee's prior written consent, which consent will not be unreasonably withheld.

     21.5 No Release.  No release or forbearance of any of the Mortgagor's
          ----------
          obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, will release the Mortgagor from any of the Mortgagor's obligations under this Mortgage, including the Mortgagor's obligations with respect to the payment of rent as provided in the Ground Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Lease to be performed by the Mortgagor thereunder.

     21.6 No Merger.  Anything herein contained to the contrary notwithstanding,
          ---------
          it is agreed that the leasehold interest of the Mortgagor under the Ground Lease and the interest and estate of the fee owner and lessor under the Ground Lease will at all times remain separate and apart and retain their separate identities, and no merger of the leasehold estate of the Mortgagor with the estate in fee of the owner and lessor will result with respect to the Mortgagee or with respect to any purchaser acquiring the Mortgaged Premises at any sale on foreclosure of the leasehold estate encumbered by this Mortgage without the written consent of the Mortgagee.

     21.7 Ground Lease Extension.  If the indebtedness of the Mortgagor herein
          ----------------------
          described remains outstanding as of the first day of any period during which the Mortgagor may exercise an option to renew and extend the term of the Ground Lease, the Mortgagor will exercise such option in accordance with the terms of the Ground Lease within five (5) days after the initial option exercise date; provided, however, that the Mortgagor may pay in full the indebtedness of the Mortgagor herein described, in which case the Mortgagor will have no obligation hereunder to extend the Ground Lease. If the Mortgagor fails to exercise such option within five (5) days after the initial option exercise date, the Mortgagor irrevocably grants to the Mortgagee the option to exercise the option to extend the term of the Ground Lease in the Mortgagor's name.

22.  Subrogation.  To the extent funds are advanced under the Note hereby
     -----------
secured for the purpose of paying the indebtedness secured by any lien or encumbrance having priority over the lien of this Mortgage, the Mortgagee will be subrogated to any and all rights, superior titles, liens and equities owned or claimed by the holder of such prior lien or encumbrance.

23.  Governing Law.  This Mortgage will be construed according to the internal
     -------------
laws of the State of Oklahoma. All actions with respect to this Mortgage or the other instruments securing payment of the Note may be instituted in the courts of the State of Oklahoma sitting in Rogers County, Oklahoma, or the United States District Court sitting in the Northern District of Oklahoma, as the Mortgagee might elect, and by execution and delivery of this Mortgage, the Mortgagor irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the undersigned might now or hereafter have to the venue in any of such courts; and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

24.  Future Advancements.  This Mortgage will secure the payment of the Note,
     -------------------
including any and all advancements made by the Mortgagee thereunder, and any and all additional indebtedness of the Mortgagor to the Mortgagee incurred in connection with the Mortgaged Premises or any improvements now or hereafter located thereon, whether or not incurred or becoming payable under the provisions hereof and whether as future advancements or otherwise, together with any increases, renewals, modifications, rearrangements, consolidations or extensions of the Note or other indebtedness.

25.  Environmental Compliance.  The Mortgagor agrees that the Mortgagor will not
     ------------------------
generate, manufacture, produce, store, release, discharge, or dispose of on, under or about the Mortgaged Premises or transport to or from the Mortgaged Premises, in violation of the applicable laws in each case, any Hazardous Substance (as hereafter defined) or allow any other person to do so. The Mortgagor agrees to keep and maintain the Mortgaged Premises in substantial compliance with, and not to cause or permit the Mortgaged Premises to be in violation of (except for violations which would have an immaterial effect), any environmental Law (as hereafter defined). The Mortgagor agreed to give prompt written notice to the Mortgagee of: (a) any proceeding or inquiry by any governmental authority (including, without implied limitation, the Oklahoma State Department of Health and the United States Environmental Protection Agency) with respect to the presence of any Hazardous Substance on the Mortgaged Premises or the migration thereof from or to other property; (b) all claims made or threatened by any third party against the Mortgagor or the Mortgaged Premises relating to any loss or injury resulting from any Hazardous Substance; and (c) the Mortgagor's discovery of any occurrence or condition on the Mortgaged Premises that could cause the Mortgaged Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Premises under any Environmental Law. The Mortgagee will have the right to join and participate in, as a party if the Mortgages so elects, any legal proceedings or actions initiated in connection with any Environmental Law. The Mortgagor agreed to protect, indemnify and hold harmless the Mortgagee, its directors, officers, employees, successors and assigns against all loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, discharge or disposal of a Hazardous Substance on, under or about the

Mortgaged Premises including without implied limitation the costs of any required or necessary repair, cleanup or detoxification of the Mortgaged Premises and the preparation and implementation of any closure, remedial or other required plan. This indemnity will survive the release of this Mortgage or the extinguishment of the lien by foreclosure or action in lieu thereof but will not extend to any acts caused by the Mortgagee after its acquisition of the Mortgaged Premises. In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary or desirable under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or person because of, or in connection with, the release of a Hazardous Substance on or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Mortgaged Premises (or any portion thereof), which caused immediate danger to the public health or to property, the Mortgagor agrees to timely commence, or cause to be commenced, and thereafter diligently prosecute or cause to be prosecuted to completion, all such Remedial Work. All costs and expenses of such Remedial Work will be paid by the Mortgagor including, without implied limitation, the charges or such contractor(s) and consulting engineer(s), and the Mortgagee's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event the Mortgagor fails to timely commence, or cause to be commenced, or fails to diligently prosecute or cause to be prosecuted to completion, such Remedial work, the Mortgagee may, but will not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, will become part of the indebtedness hereby secured. The term "Environmental Laws" means any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the physical conditions on, under or about the Mortgaged Premises, including without implied limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and
                                 -- ---
Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.  The term
                                                       -- ---
"Hazardous Substance" will include without implied limitation: (i) Those substances included within the definitions or "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in
                                                                -- ---
the regulations promulgated pursuant to said laws; (ii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (iv) any material, waste or substance which is asbestos, polychlorinated biphenyls, designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. (S)(S) 1251 et seq. or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S) 1317), flammable explosives or radioactive MATERIALS

26.  Mortgage as Assignment of Leases and Rents.  Subject to and to the extent
     ------------------------------------------
permitted by Section 3.4 of the Ground Lease, and as additional and further security for the payment of the indebtedness secured hereby, the Mortgagor hereby grants, bargains, sells, conveys and assigns to the Mortgagee: all leases, whether now existing or hereafter arising; all rents, receipts, revenues, income, issues and profits now or hereafter payable to or received by the Mortgagor thereunder, including, without implied limitation, minimum rent, percentage rent, additional rent, reimbursements for taxes, insurance premiums, maintenance or operating expenses; all guarantees of the performance of the lessees thereunder; all of the Mortgagor's rights thereunder; all proceeds now or hereafter payable to the Mortgagor under any policy of insurance against loss of rents relating to the Mortgaged Premises; and all rights, claims and demands which the Mortgagor might now or hereafter have against any tenant, subtenant, assignee or other occupant of the Mortgaged Premises; together with full and complete authority and right in the Mortgagee in case of default in payment of the indebtedness hereby secured or any part thereof or failure to comply with any of the terms and conditions of the Loan Agreement, the Note or this Mortgage, to demand, collect, receive and receipt for such rents, income and profits, to take possession of the Mortgaged Premises without having a receiver appointed therefor, to rent and manage the same from time to time, and to apply the net proceeds of such rents, income and profits in payment of the indebtedness hereby secured until such indebtedness is paid in full or until title is obtained through foreclosure, by exercise of the power of sale or otherwise. The Mortgagee will not be obligated to perform or discharge any obligation under any of the leases by reason of this assignment.

27.  Construction.  Wherever used in this Mortgage:  the word "Mortgage" means
     ------------
"this instrument and all increases, extensions, modifications, renewals, consolidations and amendments hereof"; the word "lease" means "any agreement between the Mortgagor as lessor and any other person for the use, occupancy or possession of all or any part of the Mortgaged Premises"; the words "Mortgaged Premises" mean "the items of real and personal property now owned or hereafter acquired by the Mortgagor to the extent described herein and ail future additions to, increases of, replacements and substitutions for and proceeds and products thereof"; the word "Mortgages" means "the person named herein as Mortgagee or any subsequent holder or holders of this Mortgagee; the word "Mortgagor" means "the then owner or owners of an interest in the Mortgaged Premises and such persons' legal representatives, successors and permitted assigns"; the word "Note" means "the Promissory Note described herein, payment of which is secured by this Mortgage and all increases, extensions, modifications, renewals, consolidations and amendments thereof"; and the word "person" means "any individual, corporation, partnership, association, trust, joint venture or any government or agency or political subdivision thereof." The paragraph headings of this Mortgage are included for convenience in reference and are not intended to define, limit or modify the terms of this Mortgage. If any provision of this Mortgage is held to be invalid, illegal or unenforceable in any respect or application, for any reason, such invalidity, illegality or unenforceability will not affect the other provisions herein contained, and such other provisions will remain in full force and effect. This Mortgage is intended to create rights between the Mortgagor and the Mortgagee and is not intended to confer rights on any other person or to constitute such person a third party beneficiary hereunder. This Mortgage will be binding on the Mortgagor and all successors and permitted assigns of the Mortgagor and will inure to the benefit of the Mortgagee and all successors and assigns of the Mortgagee.

28.  Amendment.  This Mortgage cannot be changed except by an agreement in
     ---------
writing signed by the party against whom enforcement of the change is sought.

        IN WITNESS WHEREOF, the Mortgagor has duly executed this instrument this ____ day of _______________, 1991, to be effective the date first above written.

                              BAYOU STEEL CORPORATION, a
                              Delaware corporation


                              By____________________________
                                Name:_______________________
                                      Attorney-in-fact

                              (the "Mortgagor")

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF LOUISIANA              )
                                ) SS:
PARISH OF ORLEANS               )

        This instrument was acknowledged before me on January __, 1991, by _________________, Attorney-in-Fact of Bayou Steel Corporation, a Delaware corporation.


(SEAL)
                                 ________________________________
                                 Notary Public
                                 My Commission is Issued for Life